SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 9, 2004

Timberland Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Washington	0-23333	91-1863696
State or other jurisdiction	Commission	(I.R.S. Employer
of incorporation	File Number	Identification No.)

624 Simpson Avenue, Hoquiam, Washington		98550
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number (including area code) (360) 533-4747

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 8.01 Other Events.

       The Registrant announced that Timberland Bank, the subsidiary of the Registrant, has completed the acquisition of seven branch offices and related deposits from Venture Bank, the subsidiary of Venture Financial Group. The transaction was previously announced on Form 8-K filed by the Registrant June 23, 2004.

        The newly acquired branches are located in Toledo, Winlock, Elma, Montesano, Hoquiam, Aberdeen and Panorama City in the State of Washington.

        A copy of the press release announcing the completion of the transaction is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

        (c)        Exhibits

        99.1     Press Release of Timberland Bank dated October 12, 2004.


SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TIMBERLAND BANCORP, INC.

DATE: October 12, 2004	By: /s/ Michael R. Sand
Michael R. Sand
President and Chief Executive Officer


Exhibit 99.1


                                                                                                    Contact:      Michael R. Sand
                                                                                                                        President and CEO
                                                                                                                        Dean J. Brydon,
                                                                                                                        Chief Financial Officer
                                                                                                                        360-533-4747
NEWS RELEASE

TIMBERLAND BANK ANNOUNCES COMPLETION OF ACQUISITION OF SEVEN VENTURE BANK BRANCHES

HOQUIAM, Wash. - October 12, 2004 - Timberland Bank, the subsidiary of Timberland Bancorp, Inc. (Nasdaq: TSBK), announced today that it had completed the acquisition of seven branch offices and related deposits from Venture Bank, the subsidiary of Venture Financial Group.

On June 22, 2004, Timberland entered into a branch purchase and assumption agreement to purchase seven branches from Venture Bank. The branches are located in Toledo, Winlock, Elma, Montesano, Hoquiam, Aberdeen and Panorama City in the State of Washington. The transaction included $88.4 million in deposits and $1.8 million of branch buildings and fixed assets.

At June 30, 2004, Timberland Bank had $436 million in assets and $308 million in deposits. The Bank's core values are centered on providing exceptional, customer-focused products and services that meet the needs of individuals, families and businesses in the communities it serves. This includes a full range of traditional banking products such as checking, savings, CDs, IRAs, home and consumer loans. In addition, the bank has capitalized on niche lending products such as land and construction loans, and financing for businesses. Financial planning services are available through its subsidiary, Timberland Financial Services Center.

Except for the historical information in this new release, this release contains certain "forward-looking statements." The Company desires to take advantage of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 and is including this statement for the express purpose of availing itself of the protection of such safe harbor with forward looking statements. These forward-looking statements may describe future plans or strategies and include the Company's expectations of future financial results. Forward-looking statements are subject to a number of risks and uncertainties that might cause actual results to differ materially from stated objectives. These risk factors include but are not limited to the ability of the Company to effectively integrate acquired branches and employees into its systems, effect of interest rate changes, competition in the financial services market for both deposits and loans as well as regional and general economic conditions. The words "believe," "expect," "anticipate," "estimate," "scheduled" and similar expressions identify forward-looking statements. The Company's ability to predict results or the effect of future plans or strategies is inherently uncertain and undue reliance should not be placed on such statements.
